Gold Flora Confirms Stay of Limited Purpose Receivership
Costa Mesa, CA – November 6, 2024 - Gold Flora Corporation, ("Gold Flora" or the "Company") (Cboe Canada: GRAM) (OTCQB: GRAM) today announced that the Court of Chancery of the State of Delaware has granted a stipulation and order, and an interim report (the “Report”) has been filed, staying the previously announced temporary appointment of a limited purpose receiver. The appointment was made for the purpose of negotiating a payment plan for law firm fees relating to the matter between two groups of former directors of Left Coast Ventures ("LCV"), a subsidiary of the Company. Pursuant to the Report, the limited receiver stayed the limited receivership, conditioned upon the Company’s compliance with the payment plan and satisfaction of any future advancement demands brought by the former directors.

The Company has not been subject to a full or general receivership at any point.

About Gold Flora Corporation
Gold Flora Corporation is a female and founder led, vertically-integrated cannabis leader that owns and operates multiple premium indoor cannabis cultivation facilities, 16 retail dispensaries in strategic geographies, a distribution business selling first party and third party brands into hundreds of dispensaries across California, and a robust portfolio of cannabis brands and SKUs aimed at different consumer segments, including Gramlin, one of the fastest growing brands in the state across the key categories of flower, vapes, concentrates, and prerolls. The Company’s retail operations include Airfield Supply Company, Caliva, Coastal, Calma, King's Crew, Varda, Deli, and Higher Level dispensaries, and its distribution company operates under the name Stately Distribution.

Gold Flora Corporation’s indoor cultivation canopy currently comprises approximately 107,000 square feet across three facilities in its Desert Hot Springs campus and two San Jose cultivation facilities. In addition, the Company has entered into leases for two state-of-the-art indoor cultivation facilities in Palm Springs, with 53,000 square feet of canopy to start operation once licensing is complete. The Company also has the option to expand further in the future depending on market demand, with already entitled acreage providing approximately 240,000 square feet of canopy. The Desert Hot Springs campus also houses the Company's manufacturing and extraction facilities and Stately Distribution. This centralized location provides for optimal security and logistics benefits and protects the product as it moves though the Company's larger pipeline.

With hubs throughout the state, the Company distributes many prominent brands, including its own premium lines of Gramlin, Gold Flora, Cruisers, Roll Bleezy, Aviation Cannabis, Jetfuel Cannabis, Mirayo by Santana, and Monogram. Third party brands are increasingly contacting the Company in search of reliable input sources and established distribution.

References to information included on, or accessible through, websites and social media platforms do not constitute incorporation herein by reference of the information contained at or available through such websites or social media platforms, and the reader should not consider such information to be part of this press release.

For the latest news, activities, and media coverage, please visit www.goldflora.com.

Forward Looking Statements
This press release contains "forward-looking information" within the meaning of applicable Canadian securities legislation and the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. These forward-looking statements relate to the expectations or forecasts of business, operations, financial performance, prospects, and other plans, intentions, estimates and beliefs, and may include statements regarding the Order, including the Company and LCV’s obligations thereunder and the timing for completion of same, the term of the Limited Receiver and its powers with respect to the Charge, the amount that Gold Flora will owe pursuant to the Order, and Gold Flora's expected financial condition and performance. Words such as "expects," "continue," "will," "anticipates," and "intends," or similar expressions, are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. These forward–looking statements are based on Gold Flora's current projections and expectations about future events and financial trends that it believes might affect its financial condition, results of operations, prospects, business strategy and financial needs, and on certain assumptions and analysis made by it in light of the experience and perception of historical trends, current conditions and expected future developments and other factors it believes are appropriate. Forward-looking information and statements involve and are subject to assumptions and known and unknown risks, uncertainties, and other factors which may cause actual events, results, performance, or achievements to be materially different from future events, results, performance, and achievements expressed or implied by forward looking information and statements herein. Although Gold Flora believes that any forward-looking information and statements herein are reasonable, in light of the use of assumptions and the significant risks and uncertainties inherent in such information and statements, there can be no assurance that any such forward-looking information and statements will prove to be accurate, and accordingly readers are advised to rely on their own evaluation of such risks and uncertainties and should not place undue reliance upon such forward-looking information and statements. Any forward-looking information and statements herein are made as of the date hereof and, except as required by applicable laws, Gold Flora does not assume any obligation to update or revise any forward-looking information or statements contained herein or to update the reasons that actual events or results could or do differ from those projected in any forward-looking information and statements herein, whether as a result of new information, future events or results, or otherwise.
Gold Flora Corporation Inc.
Laurie Holcomb, Chairman & CEO
+1 (949) 252-1908 ext.300

Investor Contact
ir@goldflora.com